UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2018

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-212821	35-2540672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

319 Clematis Street Suite 714 West Palm Beach FL 33401

(Address of principal executive offices, including zip code)

(760) 466-8076

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☑	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K (the “Form 8-K”) filed on April 19, 2018, on April 13, 2018, Ozop Surgical Corp. (formerly known as Newmarkt Corp.), a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “Exchange Agreement”) with Ozop Surgical, Inc., a Delaware corporation ("OZOP"), the shareholders of OZOP (the “OZOP Shareholders”) and Denis Razvodovskij, the holder of 2,000,000 shares of the Company’s common stock. This Amendment No. 1 to the Form 8-K is filed to provide the disclosure required under Item 5.03 and the financial statements and other information required under Item 9.01 of the Form 8-K.

As a result of the Exchange Agreement, the historical financial statements of Ozop will be treated as the historical financial statements of the Company and will be reflected in the Company’s quarterly and annual reports for periods ending after the effective time of the Exchange Agreement. Accordingly, beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, the Company will report results of Ozop and the Company on a consolidated basis.

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

In connection with the completion of the acquisition of OZOP pursuant to the Exchange Agreement on April 19, 2018, the Company’s fiscal year will change from April 30 to December 31. The Company plans to file a transition report for the transition period within the time period prescribed by the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited consolidated financial statements of Ozop Surgical, Inc. as of and for the years ended December 31, 2017 and 2016, including the Independent Public Accounting Firm’s Report thereon, and the notes related thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

Unaudited consolidated financial statements of Ozop Surgical, Inc. as of and for the three months ended March 31, 2018, and the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma combined financial information as of and for the three months ended March 31, 2018 and for the year ended December 31, 2017, is filed Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1*	Share Exchange Agreement dated April 5, 2018 by and among Newmarkt Corp., the shareholders of Ozop Surgical, Inc., Ozop Surgical, Inc. and Denis Razvodovskij (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed on April 19, 2018).

10.1*	Share Redemption Agreement dated April 13, 2018, by and between Newmarkt Corp. and Denis Razvodovskij (Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on April 19, 2018).

10.2*	Securities Purchase Agreement dated April 13, 2018, by and between Newmarkt Corp. and Carebourn Capital, L.P. (Incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed on April 19, 2018).

10.3*	$442,175 Convertible Promissory Note dated April 13, 2018, by Newmarkt Corp. in favor of Carebourn Capital, L.P. (Incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed on April 19, 2018).

10.4*	Form of Pledge Agreement in favor of Carebourn Capital, L.P. (Incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K filed on April 19, 2018).

23.1*	Consent of Independent Public Accounting Firm.

99.1*	Audited consolidated financial statements of Ozop Surgical, Inc. as of and for the years ended December 31, 2017 and 2016, including the Independent Public Accounting Firm’s Report thereon, and the notes related thereto.

99.2*	Unaudited condensed consolidated financial statements of Ozop Surgical, Inc. as of and for the three months ended March 31, 2018, and the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

99.3*	Unaudited Pro Forma Financial Information as of and for the three months ended March 31, 2018, and the year ended December 31, 2017.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

OZOP SURGICAL CORP.

Date: June 29, 2018

By:   /s/ Michael Chermak

Michael Chermak

Chief Executive Officer